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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 ---------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report: August 14, 2002



                                   EMTEC, INC.
               (Exact name of Registrant as specified in Charter)



           Delaware                                2-54020                        87-0273300
(State or other jurisdiction of             (Commission File No.)               (IRS Employer
         incorporation                                                         Identification
                                                                                  Number)

817 East Gate Drive, Mount Laurel, New Jersey                                   08054
(Address of principal executive offices)                                     (Zip Code)


Registrant's telephone number, including area code:  (856) 235-2121




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                 ITEM 9. REGULATION FD PURSUANT TO REGULATION S.

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report of Emtec, Inc. (the "Company") on Form 10-Q for the period ending June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, John P. Howlett, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. 'SS' 1350, as adopted pursuant to 'SS' 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

                               /s/ John P. Howlett.
                               Chief Executive Officer
                               August 14, 2002




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                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report of Emtec, Inc. (the "Company") on Form 10-Q for the period ending June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Sam Bhatt, Vice President of Finance and Operations of the Company, certify, pursuant to 18 U.S.C. 'SS' 1350, as adopted pursuant to 'SS' 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

                                        /s/ Sam Bhatt
                                        Vice President of Finance and Operations
                                        August 14, 2002




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                               EMTEC, INC.

                               By:  /s/  JOHN P. HOWLETT
                                    ------------------------
                                        John P. Howlett
                                        Chairman, President, and Chief
                                        Executive Officer
                                        (Principal Executive Officer)


                               By:  /s/  SAM BHATT
                                    ----------------------
                                        Sam Bhatt
                                        Vice President - Finance and Operations
                                        (Principal Financial and
                                        Accounting Officer)


                            STATEMENT OF DIFFERENCES

The section symbol shall be expressed as.............................'SS'